                                                                 EXECUTION COPY



                 AMENDMENT NO. 4 TO DEED OF TRUST, MORTGAGE, SECURITY
               AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT
                     (PERSONAL PROPERTY INCLUDING HYDROCARBONS),
                                  AND FIXTURE FILING


         THIS AMENDMENT NO. 4 TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT (PERSONAL PROPERTY INCLUDING HYDROCARBONS) AND FIXTURE FILING (this "AMENDMENT") is entered into as of August 19, 1997 at 9:00 a.m., Mountain Time (the "EFFECTIVE DATE") by and between FOREST OIL CORPORATION, a New York corporation with an address for notice hereunder of 1500 Colorado National Building, 950 17th Street, Denver, Colorado 80202 ("MORTGAGOR") to:

         1. THE CHASE MANHATTAN BANK, with an address at One Chase Manhattan Plaza, New York, New York 10081, as agent for each bank referred to below and as agent for The Chase Manhattan Bank of Canada and the Canadian Lenders (as defined below) in connection with the Canadian Guarantee (as defined below) (in such capacity, the "AGENT") (the Agent, together with its successors in such capacity, is hereinafter referred to as the "SECURED PARTY"), as to any and all portions of the Collateral EXCEPT those portions of the Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and
         (ii) constitute interests in or to real property under the law of the State of Texas (the "DT COLLATERAL"); and

         2. Mary Jo Woodford, with an address at One Chase Manhattan Plaza, New York, New York 10081, as trustee (successor to Richard F. Betz) (in such capacity, together with her successors and assigns in such capacity, the "TRUSTEE"), but only as to the DT Collateral.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE SECURED PARTY TO TAKE THE COLLATERAL AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

                                   R E C I T A L S

         A. Mortgagor, certain banks (collectively, the "ORIGINAL BANKS"), and the Agent were parties to a Credit Agreement dated as of December 1, 1993 (as heretofore modified and supplemented and in effect on the date hereof (the "ORIGINAL CREDIT AGREEMENT").

         B. Mortgagor, certain banks (collectively, the "EXISTING BANKS"), and the Agent amended and restated the Original Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of August 31, 1995.

         C. Mortgagor, the Existing Banks and the Agent further amended and restated the Original Credit Agreement pursuant to a Second Amended and Restated Credit Agreement dated as of January 31, 1997 (the "SECOND AMENDED AND RESTATED CREDIT AGREEMENT").

         D. Mortgagor, the Existing Banks and the Agent amended the Second Amended and Restated Credit Agreement pursuant to an Amendment No. 1 and Waiver dated April 1, 1997.

         E. Mortgagor, certain banks (collectively, the "BANKS") and the Agent have agreed to further amend the Second Amended and Restated Credit Agreement pursuant to an Amendment No. 2 dated as of August 19, 1997 (the Second Amended and Restated Credit Agreement as so amended and restated and as the same may be further amended and restated and in effect from time to time, being referred to herein as the "CREDIT AGREEMENT").

         F. The Credit Agreement is secured by, among other things, that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of December 1, 1993 from Mortgagor to Secured Party and Trustee (as heretofore modified and supplemented, the "DEED OF TRUST").

         G.   The Deed of Trust was amended by Amendment No. 1 to Deed of
Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of June 3, 1994. The Deed of Trust was further amended by Amendment No. 2 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of August 31, 1995 and by Amendment NO. 3 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of January 31, 1997. The Deed of Trust, Amendment No. 1, Amendment No. 2 and Amendment No. 3 were duly recorded as set forth on Schedule 1 attached hereto.

         H. Mortgagor and Secured Party now desire to further amend the Deed of Trust to secure all indebtedness under the Credit Agreement, notwithstanding any extensions or renewals of the Credit Agreement or any amendments to the Credit Agreement at any time maturing August 19, 2001 and secure all obligations arising pursuant to the guarantee (the "CANADIAN GUARANTEE") among the Mortgagor and The Chase Manhattan Bank of Canada, as administrative agent (the "CANADIAN AGENT") for the lenders (the "CANADIAN LENDERS") party to the Second Amended and Restated Credit Agreement dated as of April 1, 1997 among 611852 Saskatchewan Ltd.
(the "CANADIAN SUBSIDIARY"), the Canadian Lenders and the Canadian Agent, as amended by Amendment No. 1 dated as of August 19, 1997 and as the same may be amended, restated, modified and supplemented and in effect from time to time (the "CANADIAN CREDIT AGREEMENT").

         I. Mortgagor and Secured Party now desire to further amend the Deed of Trust to provide for the continuation of the mortgage lien and security interest provided under the Deed of Trust by Mortgagor to the Secured Party, for the benefit of itself, the Banks and the Canadian Lenders.

         NOW, THEREFORE, in view of the foregoing, Mortgagor and Secured Party do hereby agree as follows:

         1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Deed of Trust.

         2. All references in the Deed of Trust to "this Instrument", as defined in the opening paragraph of the Deed of Trust shall mean the Deed of Trust as amended hereby and as the same may from time to time be further amended or supplemented.

         3. The Deed of Trust is hereby amended: (i) by deleting Recital 1 in its entirety and substituting the following therefor:

              "1. Pursuant to the terms of the Second Amended and Restated Credit Agreement dated as of January 31, 1997, among Mortgagor, certain banks (collectively, the "BANKS"), the Subsidiary Guarantors and the Secured Party as amended by Amendment No. 1 and Waiver dated as of April 1, 1997 and as further amended by Amendment No. 2 dated as of August 19, 1997 (and as the same may be further amended, supplemented and otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), the Banks have agreed to make loans from time to time under a revolving credit facility to the Mortgagor the aggregate principal or stated amount of which shall not exceed $130,000,000 at any one time (maturing August 19, 2001), and issue or acquire participation interests in letters of credit for account of Mortgagor the aggregate amount of the liabilities of the Banks under which shall not exceed $10,000,000.00. Pursuant to the terms of the Canadian Credit Agreement (as defined below), the Canadian Lenders have agreed to make loans and issue or acquire participation interests in bankers' acceptances from time to time under a revolving credit facility to the Canadian Subsidiary (as defined below) the aggregate principal or stated amount of which shall not exceed Canadian Dollars

         $165,000,000 at any one time outstanding (maturing August 19, 2001), and issue or acquire participations in letters of credit for the account of the Canadian Subsidiary the aggregate amount of the liabilities of the Canadian Lenders under which shall not exceed Canadian dollars $15,000,000, provided that the Mortgagor provides the Canadian Guarantee (as defined below) in favor of the Canadian Agent (as defined below) and the Canadian Lenders (as defined below).";

         (ii) by deleting Section 1.01A in its entirety and substituting the following therefore:

         "A. Payment in full when due (whether as stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Banks, all amounts from time to time owing to the Canadian Agent for itself and the Canadian Lenders pursuant to the Canadian Guarantee (including, without limitation, the Debt (as such term is defined in the Canadian Guarantee)) and all other amounts (including, without limitation, Reimbursement Obligations) from time to time owing to, and obligations to be performed in favor of, the Secured Party, the Banks and the Canadian Lenders by the Mortgagor under the Credit Agreement, the Notes and under any of the other Basic Documents (any reborrowings, future advances, readvances, modifications, extensions, substitutions, exchanges and renewals shall enjoy the same priority as the initial advances evidenced by the Notes), the obligations to the Canadian Agent and the Canadian Lenders under the Canadian Guarantee and the obligations to be performed in favor of, the Secured Party and the Banks by the Mortgagor under any Commodity Hedging Agreements or Interest Rate Protection Agreements (as those terms are defined in the Credit Agreement).";

         (iii)  by inserting the following definitions in alphabetical order in
Article VI:

              "CANADIAN AGENT" shall have the meaning given to such term in Recital H of Amendment No. 4 to Deed of Trust dated as of August 19, 1997.

              "CANADIAN CREDIT AGREEMENT" shall have the meaning given such term in Recital H of Amendment No. 4 to Deed of Trust dated as of August 19, 1997.

              "CANADIAN GUARANTEE" shall have the meaning given to such term in Recital H of Amendment No. 4 to Deed of Trust dated as of August 19, 1997.

              "CANADIAN LENDERS" shall have the meaning given to such term in Recital H of Amendment No. 4 to Deed of Trust dated as of August 19, 1997.

              "CANADIAN SUBSIDIARY" shall have the meaning given such term in Recital H of Amendment No. 4 to Deed of Trust dated as of August 19, 1997; and

         (iv) By deleting Section 9.01(ii) and substituting the following therefor:

                   (ii) the maximum amount of the Obligations that may be outstanding at any time and from time to time that this Instrument secured is fixed at $150,000,000.

         4. Mortgagor hereby confirms that pursuant to and subject to the terms of the Deed of Trust, it has heretofore absolutely and unconditionally granted, bargained, sold, assigned, transferred and conveyed the DT Collateral to the Trustee and granted to the Secured Party a security interest in those portions of the Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and (ii) do not constitute DT Collateral.

         5. Mortgagor hereby confirms that pursuant to and subject to the Deed of Trust, it has heretofore absolutely and unconditionally granted, bargained, sold, assigned, transferred, pledged, mortgaged, warranted and conveyed to the Secured Party and granted the Secured Party a security interest in all of the Collateral (except the DT Collateral), including, without limitation, all severed and extracted Hydrocarbons and other minerals produced from or attributable to the Mortgaged Property, including, without limitation, all of the proceeds thereof.

         6. Mortgagor hereby acknowledges the Obligations, whether now existing or to arise hereafter, and confesses judgement thereon in favor of the Secured Party if the Obligations are not paid when due.

         7. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Deed of Trust shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Deed of Trust are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all agreements and covenants and acknowledges and agrees that, except as previously disclosed by Mortgagor under the Deed of Trust (except to the extent same relate to Collateral that is no longer owned by Mortgagor and other than the representation and warranty set forth in the first sentence of Section 2.02(c) of the Deed of Trust) are true and correct in all material respects as of the date hereof. Mortgagor also represents and warrants to the Banks that the current net overproduced position of the Mortgagor with respect to Hydrocarbons produced from the Mortgaged Properties (expressed in volumetric terms) is not materially greater than the overproduced position of the Mortgagor with respect to the Mortgaged Properties as of January 31, 1997.

         8.   INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW,

THIS AMENDMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES). MORTGAGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK AND EACH OTHER STATE WHERE THE COLLATERAL IS LOCATED AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AMENDMENT, THE BASIC DOCUMENTS OR THE OBLIGATIONS IN THE CASE OF A PROCEEDING IN ANY OF SUCH STATES, BY SERVING THE SECRETARY OF STATE OF SUCH STATE IN ACCORDANCE WITH ANY APPLICABLE PROVISIONS OF SUCH STATE'S LAW GOVERNING SERVICE OF PROCESS UPON FOREIGN CORPORATIONS OR ENTITIES.

         9. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

         10. Mortgagor and the Agent acknowledge that the execution of Amendment No. 4 does not constitute a payment or prepayment of the Second Amended and Restated Credit Agreement, but constitutes an amendment, extension, increase, and modification of the terms thereof.

         11. For purposes of executory process under Louisiana law, the Mortgagor declares that on this ___ day of August, 1997, but effective for all purposes as of the Effective Date, it has appeared in the presence of the undersigned Notary Public and two witnesses and has executed this amendment through Forest Dorn its Vice President, duly authorized pursuant to Resolutions of the Board of Directors of the Mortgagor, a certified copy of which is annexed hereto as Exhibit "A".

         12. Mortgagor and the Secured Party acknowledges that none of the Obligations have been presented to the undersigned Notary Public to be paraphed for identification with this amendment.

         13. Notwithstanding any reference herein to the Credit Agreement, the Canadian Guarantee or any other Basic Document or the Canadian Guarantee, no third party shall be obligated to inquire as to whether any term or condition set forth therein has occurred but shall be entitled to rely upon the certificate of the Secured Party as to all events, including but not limited to the occurrence of an Event of Default.

         14. For purposes of executory process, the Mortgagor acknowledges and agrees that the existence, amount, terms, and maturity of the Obligations, may be proven by affidavit or verified petition, in accordance with Louisiana law as now existing or hereafter enacted.

         THUS DONE AND PASSED on this day ___ day of __________, 1997, (the "EFFECTIVE DATE") effective for all purposes as of the Effective Date, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

                             MORTGAGOR:

                             FOREST OIL CORPORATION


                             By:
                                ------------------------------
                                Name:
                                Title:


WITNESSES:



------------------------------


------------------------------


                            ------------------------------
                                    Notary Public

         THUS DONE AND PASSED on this ___ day of __________, 1997, (the "EFFECTIVE DATE") effective for all purposes as of the Effective Date in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with the Agent and the Trustee and me, Notary, after reading of the whole.

                             AGENT:

                             THE CHASE MANHATTAN BANK


                             By:
                                ------------------------------
                                Name:
                                Title:



                             TRUSTEE:


                             By:
                                ------------------------------
                                Name:
                                Title:

WITNESSES:



------------------------------



------------------------------



                            ------------------------------
                                    Notary Public

                                                               EXHIBIT A


                                 NOTARY'S CERTIFICATE

The undersigned Notary Public hereby certifies that attached hereto are certified copies of Resolutions produced by the Mortgagor and attached by me to this Amendment No. 4 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing executed by Mortgagor this ___ day of __________, 1997 and effective for all purposes as of ___________, 1997.



                            ------------------------------
                                    Notary Public

                        RESOLUTIONS OF THE BOARD OF DIRECTORS

                                   ACKNOWLEDGEMENT

STATE OF COLORADO         )
                           : ss.
COUNTY OF ______________  )

         BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on __________, 1997 there personally appeared before me, the following person, being the designated officer of the corporation set opposite his name, and such corporation being a party to the foregoing Amendment:

         _____________________, the __________________ of Forest Oil
Corporation,

         This Amendment was acknowledged before me on this ____ day of __________, 1997 by _________________, of Forest Oil Corporation, a New York
corporation, on behalf of said corporation.

         LOUISIANA

         Who being by me duly sworn, deposed and said that he is the designated officer of said corporation described in and which executed the foregoing Amendment, that he signed his name thereto by order of the Board of Directors of said corporation, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of _____________, State of ___________________, this ____
day of __________, 1997.



                        ----------------------------------------
                        Notary Public, State of
                                                ----------------

                        Notary's Printed Name:
                                                ----------------

                        My Commission expires:
                                                ----------------

                                   ACKNOWLEDGEMENT

STATE OF NEW YORK   )
                     : ss.
COUNTY OF NEW YORK  )

         BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on ____________, 1997 there personally appeared before me, the following person, being the designated officer of the bank set opposite her name, and such corporation being a party to the foregoing Amendment:

         Mary Jo Woodford, a Vice President of The Chase Manhattan Bank.

         This Amendment was acknowledged before me on this ___ day of September, 1997 by Mary Jo Woodford, of The Chase Manhattan Bank, on behalf of said bank.

         LOUISIANA

         Who being by me duly sworn, deposed and said that she is the designated officer of said bank described in and which executed the foregoing Amendment, that she signed her name thereto by order of the Board of Directors of said bank, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said bank.

         IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of New York, State of New York, this ___ day of September, 1997.



                        ----------------------------------------
                        Notary Public, State of New York

                                   ACKNOWLEDGEMENT

STATE OF NEW YORK  )
                  : ss.
COUNTY OF NEW YORK )

         BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on __________, 1997 there personally appeared before me, the following person, being a party to the foregoing Amendment:

         This Amendment was acknowledged before me on this ___ day of September, 1997 by Mary Jo Woodford.

         LOUISIANA

         Who being by me duly sworn, deposed and said that she is the Trustee described in the foregoing Amendment, that she signed her name thereto, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as her free act and deed.


         IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of New York, State of New York, this ___ day of September, 1997.


                        ----------------------------------------
                        Notary Public, State of New York

                                                      Schedule 1


                          SCHEDULE OF RECORDING INFORMATION

                                FOREST OIL CORPORATION

                                         and

                              THE CHASE MANHATTAN BANK
                                       as Agent

1. Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated December 1, 1993 executed by Forest Oil Corporation ("Forest") in favor of Bettylou J. Robert, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the Agent (all recording references are to the Real Property Records):

    RECORDED IN THE STATE OF TEXAS

    County    Date Filed     Recording Information
    ------    ----------     ---------------------
    Aransas   12/8/93        Recorded 12/10/93 as
                             #192065

    Brazoria  12/8/93        Recorded 12/8/93 as
                             #93-044178

    Calhoun   12/8/93        Recorded 12/8/93 in
                             Volume 116, Page 73

    Chambers  12/8/93        Recorded 12/10/93 in
                             Volume 93-225, Page 522

    Galveston 12/16/93       Recorded 12/16/93 as
                             #9353245

    Hidalgo   12/8/93        Recorded 12/8/93 as
                             #357731

    Jefferson 12/8/93        Recorded 12/8/93 as
                             #93-41412

    Loving    12/8/93        Recorded 12/8/93 in

                             Volume 45, Page 688

    Matagorda 12/8/93        Recorded 12/8/93 in
                             Volume 366, Page 787

    Pecos     12/8/93        Recorded 12/8/93 in
                             Volume 272, Page 25

    Reeves    12/8/93        Recorded 12/8/93 in
                             Volume 533, Page 315

    Ward      12/8/93        Recorded 12/9/93 in
                             Volume 175, Page 524


    RECORDED IN THE STATE OF OKLAHOMA

    County    Date Filed     Recording Information
    ------    ----------     ---------------------
    Caddo     12/8/93        Recorded 12/8/93 as
                             No. 93 9150

    Oklahoma  12/8/93        Recorded 12/8/93 as
                             No. 03908

    Washita   12/8/93        Recorded 12/8/93 as
                             E-1333


    RECORDED IN THE STATE OF WYOMING

    County    Date Filed     Recording Information
    ------    ----------     ---------------------
    Natrona   12/8/93        Recorded 12/8/93 as
                             Instrument #535014


    RECORDED IN THE STATE OF LOUISIANA

    A.   Parish              Date Filed     Recording Information
         ------              ----------     ---------------------
         Iberia              12/7/93        Entry No. 93-8912
                                            MOB A-633, folio _____

         Vermilion      12/7/93        Mortgage Entry No. 9311419

         St. Mary       12/7/93        Entry No. 206,342
                                       MOB 677, folio 650

         Cameron        12/7/93        Entry No. 233834
                                       MOB 197, folio _____

         Plaquemines    12/7/93        MOB 231, folio 1

         Lafourche      12/7/93        Entry No. 759883
                                       MOB 657, folio _____

         Terrebonne     12/7/93        Entry No. 927906
                                       MOB 959, folio _____

         Jefferson      12/8/93        Entry No. 9368844
                                       MOB 3629, folio 248



    B.   Minerals Management Service
         Gulf of Mexico Region
         December 7, 1993

         Lease Files:

         OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
         OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
         OCS-G 0996, OCS-G 0997, OCS-G 1216, OCS-G 1217,
         OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
         OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
         OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
         OCS-G 10785, OCS-G 6178, OCS-G 6156, OCS-G 9086,
         OCS-G 5171, OCS-G 6048, OCS-G 6069, OCS-G 3738,
         OCS-G 8553, OCS-G 12509, OCS-G 0479.


    C. Financing Statement executed by Forest in connection with item # 1 above and filed as follows:

         Location       Date Filed        Filing Information
         --------       ----------        ------------------

         Secretary of        12/8/93        #230027

         State of Texas

2. UCC-1 Financing Statement by Forest Oil Corporation, as Debtor, and The Chase Manhattan Bank, as Secured Party.

    a.   Orleans Parish, Louisiana
         December 8, 1993
         Under UCC Entry No. 36-79419.

    b.   Minerals Management Service
         Gulf of Mexico Region
         December 7, 1993

         Lease Files:

         OCS-G 0900, OCS-G 0986, OCS-G 0987,
         OCS-G 0991, OCS-G 0992, OCS-G 0993, OCS-G 0994,
         OCS-G 0995, OCS-G 0996, OCS-G 0997, OCS-G 1216,
         OCS-G 1217, OCS-G 1979, OCS-G 1980, OCS-G 1981,
         OCS-G 1982, OCS-G 5517, OCS-G 5625, OCS-G 7793,
         OCS-G 8434, OCS-G 8457, OCS-G 9627, OCS-G 9651,
         OCS-G 10742, OCS-G 10785, OCS-G 6178, OCS-G 6156,
         OCS-G 9086, OCS-G 5171, OCS-G 6048, OCS-G 6069,
         OCS-G 3738, OCS-G 8553, OCS-G 12509, OCS-G 0479.

3. Amendment No. 1 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated June 3, 1994 executed by Forest Oil Corporation ("Forest") in favor of Bettylou J. Robert, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the Agent:


    RECORDED IN THE STATE OF TEXAS

    County         Date Filed          Recording Information
    ------         ----------          ---------------------

    Aransas        6/9/94              Recorded 6/13/94 as #195102

    Brazoria       6/8/94              Recorded 6/8/94 as #94-021546

    Calhoun        6/8/94              Recorded 6/9/94 in Volume 125,
                                       Page 905-915 #35684

    Chambers       6/8/94              Recorded 6/10/94 in

                                       Volume 94-240, Page 214

    Galveston      6/22/94             Recorded 6/22/94 as #9428381

    Hidalgo        6/14/94             Recorded 6/14/94 as #392138

    Jefferson      6/8/94              Recorded 6/8/94 as #94-9418637

    Loving         6/9/94              Recorded 6/9/94 in Volume 46,
                                       Page 231

    Matagorda      6/8/94              Recorded 6/8/94 in Volume 381,
                                       Page 504

    Pecos          6/9/94              Recorded 6/9/94 in Volume 274,
                                       Page 231

    Reeves         6/9/94              Recorded 6/10/94 in
                                       Volume 538, Page 228

    Ward           6/23/94             Recorded 6/23/94 in
                                       Volume 177, Page 41

    RECORDED IN THE STATE OF LOUISIANA

         A.   County         Date Filed          Recording Information
              ------         ----------          ---------------------
         Cameron        6/7/94         Recorded 6/7/94
                                       Entry No. 236410
                                       MOB 200, folio _____

         Iberia         6/6/94         Recorded 6/6/94
                                       Entry No. 94-4017
                                       MOB A-641, folio _____

         Jefferson      6/6/94         Recorded 6/6/94
                                       Entry No. 938445
                                       MOB 980, folio _____

         Lafourche      6/6/94         Recorded 6/6/94
                                       Entry No. 767362
                                       MOB 670, page 682

         Plaquemines    6/7/94         Recorded 6/7/94

                                       MOB 235, folio 1083

         St. Mary       6/6/94         Recorded 6/6/94
                                       Entry No. 208,538
                                       MOB 687, folio _____

         Terrebonne     6/6/94         Recorded 6/6/94
                                       Entry No. 938445
                                       MOB 980, folio _____

         Vermilion      6/6/94         Recorded 6/6/94
                                       Mortgage Entry No. 9405602



    B.   Minerals Management Service, Gulf of Mexico Region, June 6, 1994.

         Lease Files:

         OCS-G 0900, OCS-G 0986, OCS-G 0987,
         OCS-G 0991, OCS-G 0992, OCS-G 0993, OCS-G 0994,
         OCS-G 0995, OCS-G 0996, OCS-G 0997, OCS-G 1216,
         OCS-G 1217, OCS-G 1979, OCS-G 1980, OCS-G 1981,
         OCS-G 1982, OCS-G 5517, OCS-G 5625, OCS-G 7793,
         OCS-G 8434, OCS-G 8457, OCS-G 9627, OCS-G 9651,
         OCS-G 10742, OCS-G 10785, OCS-G 6178, OCS-G 6156,
         OCS-G 9086, OCS-G 5171, OCS-G 6048, OCS-G 6069,
         OCS-G 3738, OCS-G 8553, OCS-G 12509, OCS-G 0479.

         To cover Texas Deed of Trust also filed in OCS-G 6178, 6156, 9086, 5171, 6048, 6069, 3738, 8553 and 12509.



4. Amendment No. 2 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated August 31, 1995 executed by Forest Oil Corporation ("Forest") in favor of Ian G.P. Schottlaender, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the
    Agent:

    RECORDED IN THE STATE OF TEXAS

    County         Date Filed     Recording Information
    ------         ----------     ---------------------

    Aransas        9/28/95        Recorded 9/28/95 as
                                  #202631

    Brazoria       9/27/95        Recorded 9/27/95 as
                                  #95-031805

    Calhoun        9/27/95        Recorded 9/27/95 in
                                  Volume 149, Page 818

    Chambers       9/28/95        Recorded 9/29/95 in
                                  Volume 95-277, Page 484

    Galveston      10/11/95       Recorded 10/11/95 as
                                  #9539437

    Hidalgo        9/29/95        Recorded 9/29/95 as
                                  #477853

    Jefferson      9/27/95        Recorded 9/27/95 as
                                  #95-9528748

    Loving         9/28/95        Recorded 9/28/95 in
                                  Volume 48, Page 602

    Matagorda      9/27/95        Recorded 9/27/95 in
                                  Volume 420, Page 675

    Pecos          9/28/95        Recorded 9/28/95 in
                                  Volume 280, Page 450

    Reeves         9/29/95        Recorded 9/29/95 in
                                  Volume 554, Page 415

    Ward           9/29/95        Recorded 9/29/95 in
                                  Volume 181, Page 615


    RECORDED IN THE STATE OF OKLAHOMA

    County    Date Filed          Recording Information
    ------    ----------          ---------------------
    Caddo     9/21/95             Recorded 9/21/95 in
                                  Book 2006, Page 63-85
                                  as #95-07098

    Oklahoma  9/21/95             Recorded 9/21/95 No. 3098

    Washita   9/22/95             Recorded 9/22/95 in
                                  Book 826, Page 410-486


    RECORDED IN THE STATE OF WYOMING

    County         Date Filed          Recording Information
    ------         ----------          ---------------------
    Natrona        9/15/95             Recorded 9/15/95 as
                                       Instrument #567140

    Secretary
      of State     9/19/95             Recorded 9/18/95
                                       Current document ID:
                                       9526112 1CO4


    RECORDED IN THE STATE OF LOUISIANA

    County         Date Filed     Recording Information
    ------         ----------     ---------------------
    Cameron        9/19/95        File No:  242694
                                  MOB 212

    Iberia         9/19/95        Entry No: 95-7038
                                  MOB A-665

    Lafourche      9/19/95        Entry No:  787079
                                  MOB 700, folio 23

    Plaquemines    9/20/95        MOB 249, folio 856

    St. Mary       9/19/95        Entry No. 214, 024
                                  MOB 715

    Terrebonne     9/19/95        Entry No. 962561
                                  MOB 1031, page 402

    Vermilion      9/19/95        MOB Entry No. 9509530

    B.   Minerals Management Service, Gulf of Mexico Region, October 10, 1995.

         Lease Files:

         OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
         OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
         OCS-G 0996, OCS-G 0997, OCS-G 1216, OCS-G 1217,
         OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
         OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
         OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
         OCS-G 10785, OCS-G 6178, OCS-G 6156, OCS-G 9086,
         OCS-G 5171, OCS-G 6048, OCS-G 6069, OCS-G 3738,
         OCS-G 8553, OCS-G 12509, OCS-G 0479.

5. Amendment No. 3 to Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated January 31, 1997 executed by Forest Oil Corporation ("FOREST") in favour of Mary Jo Woodford, as Trustee, for the benefit of The Chase Manhattan Bank, as Agent and in favour of the
    Agent:

    RECORDED IN THE STATE OF OKLAHOMA

    County              Date Filed     Recording Information
    ------              ----------     ---------------------
    Washita             2/10/97        Recorded 2/10/97 as
                                       Book 848, Pages 609-701,
                                       #I-167

    Oklahoma            2/11/97        Recorded 2/11/97 as
                                       NO. N00612

    Caddo               2/11/97        Recorded 2/11/97 as
                                       Book 2103, Pages 18-56,
                                       #9701091


    RECORDED IN THE STATE OF WYOMING

    County              Date Filed     Recording Information
    ------              ----------     ---------------------

    Natrona             2/7/97         Recorded 2/7/97 as
                                       Instrument #591287

    RECORDED IN THE STATE OF LOUISIANA

    Parish              Date Filed     Recording Information
    ------              ----------     ---------------------

    Cameron             2/7/97         Recorded 2/7/97 as
                                       MOB 223 File 249344

    Iberia              2/7/97         Recorded 2/7/97 as
                                       MOB A-695 Entry 97-1224

    Jefferson           2/7/97         Recorded 2/7/97 as
                                       MOB 3784/209 Entry 9706862

    Lafourche           2/7/97         Recorded 2/7/97 as
                                       MOB 733 Folio 862 Entry 809475

    Plaquemines         2/7/97         Recorded 2/7/97 as
                                       MOB 263 Folio 91

    St. Mary            2/7/97         Recorded 2/7/97 as
                                       MOB 748 Entry 221, 348

    Terrebonne          2/7/97         Recorded 2/7/97 as
                                       MOB 1090 Entry 991, 729

    Vermilion           2/7/97         Recorded 2/7/97 as
                                       MOB Entry 9701944

    B.   Minerals Management Service, Gulf of Mexico Region, October 10, 1995.

         Lease Files:

         OCS-G 0900, OCS-G 0986, OCS-G 0987, OCS-G 0991,
         OCS-G 0992, OCS-G 0993, OCS-G 0994, OCS-G 0995,
         OCS-G 0996, OCS-G 0997, OCS-G 1216, OCS-G 1217,
         OCS-G 1979, OCS-G 1980, OCS-G 1981, OCS-G 1982,
         OCS-G 5517, OCS-G 5625, OCS-G 7793, OCS-G 8434,
         OCS-G 8457, OCS-G 9627, OCS-G 9651, OCS-G 10742,
         OCS-G 10785, OCS-G 6178, OCS-G 6156, OCS-G 9086,
         OCS-G 5171, OCS-G 6048, OCS-G 6069, OCS-G 3738,
         OCS-G 8553, OCS-G 12509, OCS-G 0479.

    RECORDED IN THE STATE OF TEXAS

         County         Date Filed     Recording Information
         ------         ----------     ---------------------

    A.   Jefferson      2/12/97        Recorded 2/12/97 as
                                       No. 97-9703920

    B. UCC-3 Financing Statement Change (Amendment) by Forest Oil Corporation, as Debtor, and The Chase Manhattan Bank, as Secured Party.

         a.        Orleans Parish, Louisiana
                   February 9, 1997
                   Entry 36-114834

         b.        Secretary of State of Texas
                   December 8, 1993
                   Under Entry No. 230027

         c.        Secretary of State of Colorado
                   December 9, 1993
                   Under Entry No. 932089275